1 1 Presentation Presentation 19 19 th Annual Roth Capital Partners Annual Roth Capital Partners Growth Stock Conference Growth Stock Conference Exhibit 99.2

2 2
This presentation is not an offering of securities nor a solicitation for the sale or purchase of securities which can only be made by formal prospectus.
Full House Resorts, Inc.
Full House Resorts, Inc.

3 3
The following statements are made pursuant to the safe harbor for forward-looking statements described in the Private Securities Litigation Reform Act of 1995.
In these presentations, we may make certain statements that are forward-looking, such as statements regarding Full House’s future results and plans and anticipated trends in the industries and economies in which Full House operates.
These forward-looking statements are the Company’s current expectations and the Company will make no effort to update these expectations based on subsequent events or knowledge. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including that our revenues may differ from that projected, that governmental and court approvals may not be forthcoming or may be delayed:
· Our growth strategies may not be realized;
· Our development and potential acquisition of new facilities may not occur;
· Trends in the gaming industries may be negative;
· We may not have access to capital, including the ability to finance future business requirements;
· There may be adverse changes in federal, state and local laws and regulations, including environmental and gaming license legislation and regulations; and
· Other risks detailed in our documents filed with the SEC.
Should one or more of these risks or uncertainties materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from results expressed or implied in any forward-
looking statements made by the Company in these communications
Safe Harbor Statement
Safe Harbor Statement

4 4
Full House Resorts, Inc. is an established gaming
company with a two-pronged business model:
• FLL develops, manages and operates local casinos for
American Indian Tribes and other independent gaming companies
• FLL acquires, improves and operates independent local casinos
Full House manages and owns independent casinos which
target local customers living and working in healthy demographic areas across the United States

5 5
Historical Stock Appreciation
Historical Stock Appreciation
FLL = Blue
AMEX = Red
NASDAQ = Green
Midway Expansion
Nambe selects FLL as Manager
Northern Cheyenne select FLL as Manager
FLL begins trading on the AMEX
Stockman’s Announcement
Public Offering

6 6
Management Vision Statement
Management Vision Statement
To provide:
To provide:
•
•
superior return to its investors
superior return to its investors
•
•
security to its employees
security to its employees
•
•
opportunity to its partners and vendors and
opportunity to its partners and vendors and
•
•
support to its host communities
support to its host communities

7 7
Strategy
Strategy
•
•
Provide superior development and
Provide superior development and
management services to well-placed and
management services to well-placed and
successful Native American gaming operations
successful Native American gaming operations
•
•
Acquire at reasonable multiples, and operate
Acquire at reasonable multiples, and operate
well-managed and successful local casinos
well-managed and successful local casinos
•
•
Look for greenfield opportunities in the local
Look for greenfield opportunities in the local
casino arena
casino arena

8 8
Business Model
Business Model
Two areas of development:
Development and Management Services: Indian and Other Gaming
• Opportunity: Revenue and Earnings Growth
• Challenge:  Development Projects have long lead time
Acquisition and Operation: Local Casinos
• Opportunity:  Quickly accretive to earnings
Operations benefit from our experience
•
Challenge:  Competition for good properties
The mix of limited term management contracts and direct ownership spreads risk and allows continuing operations to fund development.

9 9
Board of Directors
Board of Directors
LEE A. IACOCCA -DIRECTOR since April, 1998. He founded EV Global Motors and is former CEO and
Chairman of Chrysler Corporation. He is Chairman of the Iacocca Foundation and Chairman of the Committee for
Corporate Support of Joslin Diabetes Foundation. Mr. Iacocca is also Chairman Emeritus of the Statue of Liberty
Foundation.
J. MICHAEL PAULSON- CHAIRMAN has been involved in the real estate development and investment business since 1986, as the Founder, Owner and President of Nevastar Investments Corp. and Construction Specialist of
Nevada, Inc. Mr. Paulson was a key principal of Gold River Resort and Casino, Inc. and Gold River Operating
Corporation.
KATHLEEN KATHLEEN M. M. CARACCIOLO, CARACCIOLO, DIRECTOR DIRECTOR - Chairperson of our Audit Committee, is a CPA who since July
2003 has been Vice President, Chief of Finance for Atlantic City Coin & Slot Service Co. Inc. She has served as VP of Finance for the Atlantic City Convention and Visitors Authority, and has held various finance positions with several Atlantic City Casinos, including Atlantic City Showboat, Inc. and Caesars Atlantic City, Inc.
DR. CARL G. BRAUNLICH- DIRECTOR is an Associate Professor in the William F. Harrah College of  Hotel
Administration at UNLV. He has been on the faculties of the hotel  management programs at Cornell and Purdue
Universities and held executive positions or consulted for several casinos including Wynn Las Vegas, Harrah’s
Entertainment, Inc., Showboat Hotel, etc. He was on the Board of Directors of the National Council on Problem
Gambling.
KEN KEN ADAMS, ADAMS, DIRECTOR DIRECTOR - Mr. Adams is a principal in the gaming consulting firm, Ken Adams Ltd., founded in
1990. He is also an editor of the Adams’ Report monthly newsletter, the Adams’ Daily Report and the Adams
Review, each focusing on the gaming industry. He is a partner in Johnny Nolon’s Casino in Cripple Creek Colorado.
He is also a Director of Vision Gaming & Technology, Inc., and the Downtown Improvement Agency for Reno,
Nevada.
ANDRE ANDRE M. M. HILLIOU, HILLIOU, CEO CEO AND AND
DIRECTOR.
DIRECTOR. With over 25 years experience in the gaming industry, he was tapped to operate the Showboat Atlantic City, where he took the company from $30 million in net revenue to $130 million within two years. Andre was chosen as Showboat's senior manager for its Sydney Harbour Casino project. He has served as President and CEO of other gaming companies.

10 10
Strategy to Obtain Tribal
Strategy to Obtain Tribal
Management Contracts
Management Contracts
1) Initial contacts with Tribes are based on referrals from lenders, contractors,
1) Initial contacts with Tribes are based on referrals from lenders, contractors, architects and others.
architects and others.
2) A Letter of Intent is secured from the Tribe after making a presentation on the
2) A Letter of Intent is secured from the Tribe after making a presentation on the qualifications of Full House.
qualifications of Full House.
3) An independent market study is performed to determine the viability of the project.
3) An independent market study is performed to determine the viability of the project.
4) Budgets, based on the market study,
4) Budgets, based on the market study,
and architectural renderings are presented to the
and architectural renderings are presented to the
Tribal authority in a formal presentation to secure approval of Full House as the
Tribal authority in a formal presentation to secure approval of Full House as the developer and manager.
developer and manager.
5)
5)
Lee Iacocca's involvement in the process includes the following:
Lee Iacocca's involvement in the process includes the following:
a) He is featured in the marketing brochures and promotional materials that are
a) He is featured in the marketing brochures and promotional materials that are given to the Tribe
given to the Tribe
during the first
during the first
introductions.
introductions.
b) Mr. Iacocca
b) Mr. Iacocca
gives the opening and closing remarks (on video) in our formal gives the opening and closing remarks (on video) in our formal power point presentations.
power point presentations.
c) He has entertained tribal leaders in his home.
c) He has entertained tribal leaders in his home.
d) Occasionally he
d) Occasionally he
writes letters,
writes letters,
sends autographed copies of his books, and
sends autographed copies of his books, and
personally meets with tribal officials.
personally meets with tribal officials.

11 11
Acquisition Strategy
Acquisition Strategy
Accretive to Earnings
Strong Pattern of Revenue Growth
Strong Management willing to remain
Market Leader
Strong Operational Base
Expansion Opportunities
Availability of operations for training Indian Casino Employees

12 12
Management Team
Management Team
Full House Resorts, Inc.
Full House Resorts, Inc.
Andre Hilliou - over 25 years gaming experience. Turn around experience. Senior positions with public companies. Opened and operated major casino developments in Atlantic City and Sydney
Australia.
Mark J. Miller - has served in various positions with the Showboat organization including
Executive Vice President of Finance and of operations and President of Atlantic City Showboat
Greg Violette - 14 years executive experience in Native American & commercial gaming development and operations including start-ups and a turn-around.
Wes Elam - 27 years executive experience in every major aspect of casino operations and start-up.  Has managed casinos from Atlantic City to Louisiana and Ontario, Canada and opened the premier facility in Australia, the Star City Casino.
Jim Meier - CPA with a Master’s in Hotel Administration.  Experienced in both property and corporate accounting of both public and private gaming companies.
Jim Dacey – serves as the company's liaison to the tribal governments. He has extensive experience in project and contract management, customer relationship management, as well as implementation of the business process.
Barth Aaron - Over 18 years experience as a gaming regulator and legal officer for public and private
major gaming operators and equipment suppliers.

13 13
Management Team
Management Team
Board of Directors
Andre M. Hilliou
CEO
Greg Violette
Exec VP of
Development
T. Wesley Elam
VP of Operations
Project Development
Barth F. Aaron
Secretary
General Counsel
Mark J. Miller
CFO
James P. Dacey
VP of Indian
Development
James D. Meier
VP of Finance
Finance and
Accounting
Staff

14 14
Team Accomplishments
Team Accomplishments
Increased annual earnings growth by improving current operations.
Currently three projects in development anticipated to open in 2008.
Recovery of $1 million from Torres Martinez tribe on project previously thought unrecoverable.
Company in aggressive growth mode with marketing plan, web site and associated increase in historical stock price
Successfully acquired a commercial casino in Fallon, Nevada at an EBITDA multiple within our guidelines.
Increased stock price from $0.75 to almost $4.00
Obtained listing on American Stock Exchange

15 15
Gaming Management
Projects
Developer/Manager
Company Owned
Gaming
Projects
Owner/ Operator
Harrington
Raceway’s
Midway Slots,
Harrington, DE
Firekeepers
Casino,
Battle Creek, MI
Nambe Casino,
Santa Fe, NM
Tongue River
Casino,
Decker, MT
Stockman’s
Casino,
Fallon, NV
Full House
Resorts, Inc.
AMEX:FLL
Organizational Structure
Organizational Structure

16 16 Project Locations Project Locations

18 18 Population Estimates 25 Mile 199,371 50 Mile 1,743,427 100 Mile 15,541,019

20 20 Firekeepers’ Firekeepers’ Casino, Michigan Casino, Michigan

21 21 Location of Firekeepers’ Location of Firekeepers’ Casino: Michigan Casino: Michigan Population Estimates 25 Mile 317,384 50 Mile 1,508,858 100 Mile 8,463,572

22 22
Marketing the Firekeepers’
Marketing the Firekeepers’
Casino Financing
Casino Financing
Battle Creek, Michigan
Battle Creek, Michigan
City Center
Population
(1)
Median Household
Income
(2)
1
Ann Arbor (Washtenaw County)
341,847 $51,990
2
Battle Creek (Calhoun County)
139,191 $38,918
3
Birmingham (Oakland County)
1,214,361 $61,907
4
Brighton (Livingston County)
181,517 $67,400
5
Grand Haven (Ottawa County)
255,406 $52,347
6
Grand Rapids (Kent County)
596,666 $45,980
7
Kalamazoo (Kalamazoo County)
240,536 $42,022
8 Lansing (Ingham County) 278,592 $40,774
9
Fort Wayne, IN (Allen County)
344,006 $42,671
(1)Source:U.S.Census Bureau, 2005 Estimates
(2)Source:U.S.Census Bureau, 2000

23 23
Situation Overview
Situation Overview
Close Proximity to Chicago and Detroit in addition to other major Michigan metropolitan markets
• •
Closest casino for over a million Michigan Residents Closest casino for over a million Michigan Residents
• •
Diverse and strong local economy Diverse and strong local economy
• •
Numerous attractions and strong visitation trends Numerous attractions and strong visitation trends
Proposed site is irreplaceable, and provides the Tribe with a competitive advantage vis-à-vis existing operators and possible new entrants
• •
Assembling Assembling a a comparable comparable site site in in such such a a location location likely likely to to be be extraordinarily extraordinarily challenging challenging & time & time consuming consuming
• •
Size Size of of site site provides provides Tribe Tribe with with significant significant development/growth pipeline development/growth pipeline
•
Excellent road access to all major highways, especially I-94 and I-69
The Tribe’s casino will be a major competitor to the existing Native American casino operators
• •
Most Most other other Native Native American American casinos casinos are are located located in in the the Northern Northern part part of of the state the state
• •
Generally Generally dated dated facilities facilities offering offering less less than than 2,000 2,000 gaming positions gaming positions
Given the superior location of the Project, the developmental potential of the site and the superior relative position of the
Project, we believe the Company can develop a world class
property.

24 24
Project Status
Project Status
CONTRUCTION BEGIN:
2Q-3Q/07
GRAND OPENING:
2008
STATUS:
3Q 2007 2Q 2007
MICHIGAN  PROJECT
FIREKEEPERS CASINO
Compact
Signed Land In Trust
Financing
Complete
NIGC
Approval
Environmental
Assessment
Management
Agreement
Yes 4Q 2006 Yes Yes Expected Expected

25 25
Industry Comparables
Industry Comparables
Greektown Motor City
MGM Grand
Detroit Blue Chip Casino
Owner
Sault Ste. Marie
Tribe of Chippewa
Indians
Marian Bayoff
Ilitch MGM
Boyd Gaming
Corporation
Slots 2,422 2,463 2,840 2,171
Tables 80 88 72 54
Positions 2,902 2,991 3,272 2,495
Win Per Position Per Day, net $317 $395 $385 $322
Net Revenue($mm) $335.6 $432.2 $460.7 $293.4
Source: Michigan and Indiana Gaming Boards and www.casinocity.com
Note: Michigan Calander Year 2005 Revenue; Indiana Fiscal Year 2006 Revenue

26 26

27 27 Location of Nambe Casino Location of Nambe Casino Population Estimates 25 Mile 145,131 50 Mile 611,488 100 Mile 1,003,405

28 28
Project Status
Project Status
CONTRUCTION BEGIN:
3Q/2007
GRAND OPENING
2008
STATUS:
Yes Yes Expected Yes Expected Expected
2Q 2007 2Q-3Q 2007 2Q 2007
Environmental
Assessment
NAMBE PROJECT
SANTA FE, NEW MEXICO
Compact
Signed Land In Trust
Management
Agreement
Financing
Complete
NIGC
Approval

29 29
Industry Comparables
Industry Comparables
Casino Tribe/Pueblo Slots Tables Positions Win (1) Win per Day
Cities of Gold (1) Pojoaque 717 12 801 18,248,007 $    84.38 $
OhKay Casino Resort San Juan 690 5 725 26,993,695 $    102.01 $
Big Rock Casino Santa Clara 350 7 399 18,739,488 $    128.67 $
Camel Rock Casino Tesuque 674 7 723 30,526,799 $    115.68 $
Source: New Mexico Gaming Control and www.casinocity.com
(1) 3Q05 - 2Q06, except Pojoaque 4Q05-2Q06
Note: Pojoaque operate two facilities and report on a combined basis

31 31 Location of Tongue River Casino Location of Tongue River Casino Population Estimates 25 Mile 9,320 50 Mile 42,118 100 Mile 238,314

32 32
Project Status
Project Status
CONTRUCTION BEGIN:
3Q/2007
GRAND OPENING
2008
STATUS:
Yes Yes Expected Yes Expected Expected
3Q 2007 3Q  2007 3Q 2007
NORTHERN CHEYENNE PROJECT
DECKER, MONTANA
TONGUE RIVER CASINO
Land In
Trust
Environmental
Assessment
Management
Agreement
Financing
Complete
NIGC
Approval
Compact
Signed

33 33
Industry Comparables
Industry Comparables
County Jurisdiction
Establishments Positions
2004 Gaming
Tax Renenues
Annual Gaming
Revenue
Annual
Revenue/
Machine Win/Machine
Big Horn
County 3 20 $33,725 $224,833 $11,242 $31
Hardin 10 126 $466,138 $3,107,587 $24,663 $68
Yellowstone
County 28 266 $713,298 $4,755,320 $17,877 $49
Billings 133 1955 $8,295,356 $55,302,373 $28,288 $78
Broadview 2 3 $1,695 $11,300 $3,767 $10
Laurel 10 150 $486,032 $3,240,213 $21,601 $59
Source: Montana Department of Justice, Gaming Control Division

34 34

35 35
Stockman’s Casino
Stockman’s Casino
On January 31, 2007, FLL acquired Stockman’s Casino and Holiday Inn Express in
Fallon, Nevada.
Nevada Gaming approvals were obtained in January 2007 on schedule.
Stockman’s Casino consists of
Approximately 8,400 square feet of gaming space
274 slot machines
4 blackjack tables
Keno game
Only casino in town with a player’s club and rating system.
Fine dining restaurant, 24-hour coffee shop and a bar.
The Holiday Inn Express
98 guest rooms
Indoor and outdoor swimming pools, sauna, fitness club
Meeting room and business center.
Of 7 non-restricted gaming licensees in Fallon, Stockman’s maintains 26% of the slot market and 35% of the total market revenue.
(1)
(1)
Source: Nevada Gaming Control Board Monthly Reports

36 36 Stockman’s Casino Stockman’s Casino

37 37

38 38
Stockman’s Financial Summary
Stockman’s Financial Summary
UNAUDITED Audited Audited
2006 2005 2004
Revenues 11,676,684 $            11,256,964 $         10,578,839 $
EBITDA - adjusted
4,651,620 $              4,418,377 $           4,223,892 $
EBITDA - adj. %
40% 39% 40%
Note:
Financial EBITDA is adjusted as outlined in purchase agreement.
Reconciliation of Net Income to EBITDA:
Net Income $             2,399,509 $           2,251,823 $          2,041,493
Plus:
Depreciation and amortization expense 540,267                     493,881                  473,562
Owner's compensation payments 160,000                     160,000                  160,000
Related party rent expense 1,629,114                  1,598,161              1,559,523
Loss on sale of assets 58,087                       39,994                    43,833
Less:
Interest Income on excess cash (131,241)                    (110,826)                (41,261)
Dividend Income (1,410)                        (14,656)                   (13,258)
Life insurance surrender (2,706)                        -                          -
EBITDA - adjusted 4,651,620 $              4,418,377 $           4,223,892 $

39 39
FLL Acquisition Strategy
FLL Acquisition Strategy
Accretive to Earnings
Strong Pattern of Revenue Growth
Strong Management willing to remain
Market Leader
Strong Operational Base
Expansion Opportunities

40 40